                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934
                and Rule 13e-3 (Section  240.13e-3) thereunder)

                       UTAH RESOURCES INTERNATIONAL, INC.
                              (Name of the Issuer)

                       UTAH RESOURCES INTERNATIONAL, INC.
                       (Name of Person Filing Statement)


  Common Stock $.10 par value                     917518102-2,522,808
  ---------------------------                     -------------------
  (Title of Class of Securities)           (CUSIP Number of Class of Securities)

                                  Alan B. Roth
                        Wildman, Harrold, Allen & Dixon
                             225 West Wacker Drive
                            Chicago, Illinois  60606
                                (312) 201-2000
 ----------------------------------------------------------------------------
 (Name, Address, and Telephone Number of Persons Authorized to Receive Notice and Communications on Behalf of Persons Filing Statement)

         This statement is filed in connection with (check the appropriate box):
         a.      [X]      The filing of solicitation materials or an
                          information statement subject to Regulation 14A,
                          Regulation 14C or Rule 13e-3(c) under the Securities
                          Exchange Act of 1934.
         b.      [  ]     The filing of a registration statement under the
                          Securities Act of 1933.
         c.      [  ]     A tender offer.
         d.      [  ]     None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           Calculation of Filing Fee

       Transaction valuation $________   Amount of filing fee $________

*Based on the cash value of the fractional shares expected to be created by the Rule 13e-3 transaction.

[  ]     Check box if any part of the fee is offset as provided by Rule
0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.





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         Amount Previously Paid:  ________________________
         Form or Registration No:  ________________________
         Filing Party:  ________________________
         Date Filed:  ________________________





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                                  INTRODUCTION



     This Rule 13e-3 Transaction Statement ("Statement") relates to a solicitation of proxies by Utah Resources International, Inc. (the "Company") to be used at special meeting ("Special Meeting") of shareholders of the Company to consider and vote upon a proposal to amend the Company's Articles of Incorporation ("Amendment"), to effect a reverse split of the Company's issued and outstanding common stock as of 4:30 p.m., M.S.T., on the date of filing of the Amendment on the basis that each 1,000 shares of common stock then outstanding will be converted into one share, at $3.35 per share pre-reverse-split price, with fractional shareholders given the option to either receive cash in lieu of their resulting fractional share or purchase additional fractional shares to round up to one whole share following the reverse split (the "Transaction").

     Simultaneously with the filing of this Statement, the Company is filing a Preliminary Proxy Statement ("Preliminary Proxy Statement") and Schedule 14A, with exhibits with the Securities and Exchange Commission. The Preliminary Proxy Statement describes and requires a vote on the Transaction. The cross reference sheet herein is being supplied pursuant to General Instruction F to
Schedule 13E-3 and shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Preliminary Proxy Statement is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the contents thereof.







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                             CROSS REFERENCE SHEET



     Pursuant to General Instruction F of Schedule 13E-3, the following table sets forth the location in the Preliminary Proxy Statement of the registrant dated February 25, 1998 (which has been filed in preliminary form with the Securities and Exchange Commission and is attached hereto as Exhibit 1), of the information required by Schedule 13E-3 which is incorporated herein from such Preliminary Proxy Statement.


                                                            Location in
Schedule 13E-3 Item and Caption                    Preliminary Proxy Statement
-------------------------------                    ---------------------------
Item 1.   Issuer and Class of Security
          Subject to the Transaction.

          (a)-(b)                                   PROCEDURAL MATTERS

          (c)                                       PROPOSED REVERSE SPLIT/
                                                    Market Price

          (d)                                       SPECIAL FACTORS/Reasons for
                                                    the Proposed Reverse Split

          (e)                                       Not applicable

          (f)                                       PROPOSED REVERSE SPLIT/
                                                    Market Price


Item 2.  Identity and Background.                  This Preliminary Proxy
                                                   Statement is being filed by
                                                   the issuers of the class of
                                                   equity securities which is
                                                   the subject of this Rule
                                                   13e-3 transaction.

         (a)-(g)                                   Not applicable


Item 3.  Past Contacts, Transactions
         or Negotiations.                          Not applicable


Item 4.  Terms of the Transaction.                 PROCEDURAL MATTERS,
                                                   PROPOSED REVERSE
                                                   SPLIT/Summary of the Proposed
                                                   Reverse Split, Option to
                                                   Round Up Stock Holdings, Cash
                                                   Payment in Lieu of Fractional
                                                   Shares, Market Price,





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                                         Amendment to Articles of Incorporation,
                                         Exercise of Round Up Option and
                                         Exchange of Stock Certificates, Voting
                                         Requirements, Dissenters' Rights,
                                         Regulatory Requirements and Purchase of
                                         Returned Shares, SPECIAL FACTORS/Effect
                                         of the Proposed Reverse Split, Reasons
                                         for the Proposed Reverse Split and
                                         Recommendation of the Board of
                                         Directors

Item 5.  Plans or Proposals of the
         Issuer or Affiliate.


         (a)-(e)                         Not applicable




         (f)-(g) PROCEDURAL MATTERS, PROPOSED REVERSE SPLIT/Summary of the Proposed Reverse Split, SPECIAL FACTORS/Effect of the Proposed Reverse Split, Background of the Proposed Reverse Split, Reasons for the Proposed Reverse Split, Recommendation of the Board of Directors and Conduct of the
                                         Company's Business after
                                         the Proposed Reverse Split


Item 6.  Source and Amount of Funds
         or Other Consideration.

         (a)-(b)                         SPECIAL FACTORS/Financing
                                         the Proposed Reverse Split

         (c)-(d)                         Not applicable



Item 7.  Purpose(s), Alternatives,
         Reasons and Effects.

         (a)                             PROCEDURAL MATTERS, PROPOSED REVERSE
                                         SPLIT/Summary of the Proposed
                                         Reverse Split, SPECIAL FACTORS/
                                         Effect of the Proposed Reverse Split,
                                         Background of the Proposed Reverse
                                         Split, IMCC Transaction and Settlement
                                         Agreements, Reasons for the Proposed
                                         Reverse Split, Recommendation of the
                                         Board of Directors and Conduct of the
                                         Company's Business After the Proposed
                                         Reverse Split

         (b)                             SPECIAL FACTORS/Recommendation of
                                         the Board of Directors

         (c)                             SPECIAL FACTORS/Background
                                         of the Proposed Reverse
                                         Split, IMCC Transaction and
                                         Settlement Agreements,
                                         Reasons for the





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                                           Proposed Reverse Split and
                                           Recommendation of the Board of
                                           Directors

          (d) SPECIAL FACTORS/Effect of the Proposed Reverse Split and FINANCIAL MATTERS/Federal Income Tax
                                           Consequences


Item 8.  Fairness of the Transaction.


          (a) SPECIAL FACTORS/Effect of the Proposed Reverse Split, Fairness Opinion and Recommendation of the Board of Directors

          (b)                              SPECIAL FACTORS/Background of the
                                           Proposed Reverse Split, IMCC
                                           Transaction and Settlement
                                           Agreements, Reasons for the Proposed
                                           Reverse Split, Fairness Opinion,
                                           Recommendation of the Board of
                                           Directors and Conduct of the
                                           Company's Business After the Proposed
                                           Reverse Split


          (c) PROPOSED REVERSE SPLIT/Voting Requirements and SPECIAL FACTORS/ Recommendation of the Board of Directors


          (d)                              SPECIAL FACTORS/Background of the
                                           Proposed Reverse Split and
                                           Recommendation of the Board of
                                           Directors

          (e)                              SPECIAL FACTORS/Recommendation of the
                                           Board of Directors

          (f)                              Not applicable


Item 9.  Reports, Opinions, Appraisals
         and Certain Negotiations.

          (a)                              SPECIAL FACTORS/Fairness Opinion

          (b)                              SPECIAL FACTORS/Fairness Opinion

          (c)                              LETTER TO THE SHAREHOLDERS, SPECIAL
                                           FACTORS/Fairness Opinion


Item 10. Interest in Securities of
         the Issuer.

         (a)                               VOTING SECURITIES AND PRINCIPAL
                                           HOLDERS THEREOF

         (b)                               Not applicable





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Item 11.         Contracts, Arrangements or        SPECIAL FACTORS/Background
                 Understandings with Respect       of the Proposed Reverse
                 to the Issuer's Securities.       Split and Reasons for the
                                                   Proposed Reverse Split



Item 12.         Present Intention and Recommen-   SPECIAL FACTORS/Reasons
                 dation of Certain Persons with    for the Proposed Reverse
                 Regard to the Transaction.        Split and Recommendation
                                                   of the Board of Directors


Item 13.         Other Provisions of the
                 Transaction.

                 (a)                               PROPOSED REVERSE SPLIT/
                                                   Dissenters' Rights

                 (b)-(c)                           Not applicable


Item 14.         Financial Information.            FINANCIAL MATTERS/Financial
                                                   Statements


Item 15.         Persons and Assets Employed,      SPECIAL FACTORS/Persons and
                 Retained or Utilized.             Assets Employed, Retained or
                                                   Utilized

Item 16.         Additional Information.           Not applicable


Item 17.         Material to be Filed as           Exhibit Index attached hereto
                 Exhibits.






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Item 1.  Issuer and Class of Security Subject to the Transaction.


          (a) Information in response to these sub-items is incorporated herein by reference to "PROCEDURAL MATTERS" on the cover page of registrant's Proxy Statement dated February 25, 1998 which has been filed in preliminary form with the Securities and Exchange Commission ("SEC") (referred to herein as the "Preliminary Proxy Statement").


          (b) Information in response to this sub-item is incorporated herein by reference to "PROCEDURAL MATTERS" in the Preliminary Proxy Statement.

          (c) Information in response to this sub-item is incorporated herein by reference to "PROPOSED REVERSE SPLIT/Market Price" in the Preliminary Proxy Statement.

          (d) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Reasons for the Proposed Reverse Split" in the Preliminary Proxy Statement.

          (e)      Not applicable.

          (f) Information in response to this sub-item is incorporated herein by reference to "PROPOSED REVERSE SPLIT/Market Price" in the Preliminary Proxy Statement.


Item 2.  Identity and Background.

          This Proxy Statement is being filed by the Issuer of the class of equity security which is the subject of this Rule 13e-3 transaction.

          (a)-(d)  Not applicable.

          (e) No executive officer, director, control person, or executive officer or director of any corporation ultimately in control of the registrant has been convicted during the last five years in a criminal proceeding (excluding traffic violations and similar misdemeanors).

          (f) No executive officer, director, control person, or executive officer or director of any corporation ultimately in control of the registrant during the past five years has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of such laws.

          (g)      Not applicable.





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Item 3.   Past Contacts, Transactions or Negotiations.

          Not applicable.


Item 4.   Terms of the Transaction.

          Information in response to this sub-item is incorporated herein by reference to "PROCEDURAL MATTERS" and "PROPOSED REVERSE SPLIT/Summary of the Proposed Reverse Split, Option to Round Up Stock Holdings, Cash Payment in Lieu of Fractional Shares, Market Price, Amendments to Articles of Incorporation, Exercise of Round Up Option and Exchange of Stock Certificates, Voting Requirements, Dissenters' Rights, Regulatory Requirements and Purchase of Returned Shares" and "SPECIAL FACTORS/Effect of the Proposed Reverse
Split, Reasons for the Proposed Reverse Split and Recommendation of the Board of Directors" in the Preliminary Proxy Statement.


Item 5.   Plans or Proposals of the Issuer or Affiliate.

          (a)-(b)  Not applicable.

          (c) Information in response to this sub-item is incorporated herein by reference to "PROCEDURAL MATTERS" and "AMENDMENT TO BY-LAWS" in the Preliminary Proxy Statement.

          (d)-(e)  Not applicable.

          (f)-(g) Information in response to these sub-items is incorporated herein by reference to "PROCEDURAL MATTERS", "PROPOSED REVERSE SPLIT/Summary of the Proposed Reverse Split", "SPECIAL FACTORS/Effect of the Proposed Reverse Split, Background of the Proposed Reverse Split, Reasons for the Proposed Reverse Split, Recommendation of the Board of Directors and Conduct of the Company's Business After the Proposed Reverse Split" in the Preliminary Proxy Statement.


Item 6.   Source and Amounts of Funds or Other Consideration.

          (a)-(c) Information in response to these sub-items is incorporated herein by reference to "SPECIAL FACTORS/Financing the Proposed Reverse Split" in the Preliminary Proxy Statement.

          (d)      Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

          (a) Information in response to this sub-item is incorporated herein by reference to "PROCEDURAL MATTERS", "PROPOSED REVERSE SPLIT/Summary of the Proposed Reverse Split", "SPECIAL FACTORS/Effect of the Proposed Reverse Split and Reasons for the Proposed Reverse Split, Recommendation of the Board of Directors, and Conduct of the Company's Business After the Proposed Reverse Split" in the Preliminary Proxy Statement.





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          (b)      Information in response to this sub-item is incorporated
herein by reference to "SPECIAL FACTORS/Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (c) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Background of the Proposed Reverse Split, IMCC Transaction and Settlement Agreements, Reasons for the Proposed Reverse Split and Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (d) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Effect of the Proposed Reverse Split and FINANCIAL MATTERS/Federal Income Tax Consequences" in the Preliminary Proxy Statement.


Item 8.   Fairness of the Transaction.


          (a) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Effect of the Proposed Reverse Split, Fairness Opinion and Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (b) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Background of the Proposed Reverse Split, IMCC Transaction and Settlement Agreements, Reasons for the Proposed Reverse Split, Fairness Opinion, Recommendation of the Board of Directors and Conduct of the Company's Business After the Proposed Reverse Split" in the Preliminary Proxy Statement.


          (c) Information in response to this sub-item is incorporated herein by reference to "PROPOSED REVERSE SPLIT/Voting Requirements" and "SPECIAL FACTORS/Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (d) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Background of the Proposed Reverse Split and Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (e) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Recommendation of the Board of Directors" in the Preliminary Proxy Statement.

          (f)      Not applicable.


Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.


          (a) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Fairness Opinion" and Exhibit b.

          (b) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Fairness Opinion" and Exhibit b.

          (c) Information in response to this sub-item is incorporated herein by reference to "SPECIAL FACTORS/Fairness Opinion" and Exhibit b.




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Item 10.  Interest in Securities of the Issuer.

          (a) Information in response to this sub-item is incorporated herein by reference to "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF" in the Preliminary Proxy Statement.

          (b)      Not applicable.


Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

          Information in response to this item is incorporated herein by reference to "SPECIAL FACTORS/Background of the Proposed Reverse Split and Reasons for the Proposed Reverse Split" in the Preliminary Proxy Statement.


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

          Information in response to this item is incorporated herein by reference to "SPECIAL FACTORS/Reasons for the Proposed Reverse Split and Recommendation of the Board of Directors" in the Preliminary Proxy Statement.


Item 13.  Other Provisions of the Transaction.

          (a) Information in response to this sub-item is incorporated herein by reference to "PROPOSED REVERSE SPLIT/Dissenters' Rights" in the Preliminary Proxy Statement.

          (b)-(c)  Not applicable.


Item 14.  Financial Information.

          Information in response to this item is incorporated herein by reference to "FINANCIAL MATTERS/Financial Statements" in the Preliminary Proxy Statement.


Item 15.  Persons and Assets Employed, Retained or Utilized.

          Information in response to this item is incorporated herein by reference to "SPECIAL FACTORS/Persons or Assets Employed, Retained or Utilized" in the Preliminary Proxy Statement.





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Item 16.         Additional Information.

                 Not applicable.


Item 17.         Material to be Filed as Exhibits.

                 See the Exhibit Index attached hereto.





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                                   SIGNATURE


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                              UTAH RESOURCES INTERNATIONAL, INC.


                                                 /S/ John Fife
Date:    February 25, 1998                   By:______________________________
                                               John Fife, Director, Chairman of
                                               the Board, CEO and President






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                                 EXHIBIT INDEX
                                       TO
                        RULE 13E-3 TRANSACTION STATEMENT
                       UTAH RESOURCES INTERNATIONAL, INC.


                                                                   SEQUENTIALLY
                                                                     NUMBERED
                                                                       PAGE *
                                                                   ------------

99.1. Preliminary copy of Transmittal Letter to Shareholders of Utah Resources International, Inc. regarding Special
         Meeting of Shareholders.


99.2.    Preliminary copy of Notice of Special Meeting of
         Shareholders of Utah Resources International, Inc.

99.3.    Preliminary copy of Proxy Statement of Utah Resources
         International, Inc. filed with the Securities and Exchange Commission on February 25, 1998.


99.4.    Preliminary copy of Shareholder Proxy.


*        INCLUDED ONLY ON ORIGINAL SCHEDULE 13E-3 FILED WITH
         THE SECURITIES AND EXCHANGE COMMISSION.